UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 22, 2008

FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota	55402-3232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-758-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

Signature

Exhibit Index

Exhibit 99.1

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Item 2.02.     Results of Operations and Financial Condition.

On January 22, 2008, Fair Isaac Corporation (the "Company") reported its financial results for the quarter ended December 31, 2007. See the Company’s press release dated January 22, 2008, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 9.01.     Financial Statements and Exhibits.

  (d)     Exhibits.

Exhibit	Description

99.1	Press Release dated January 22, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

		By:	/s/ Charles M. Osborne
Charles M. Osborne
Executive Vice President and Chief Financial Officer

Date:	January 22, 2008

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated January 22, 2008	Filed Electronically